Income Taxes	3 Months Ended
Mar. 31, 2013
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

Note 6. Income Taxes

The Company uses a two-step approach to recognizing and measuring uncertain tax positions (tax contingencies) in accordance with ASC 740, Income Taxes. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount which is more than 50% likely of being realized upon ultimate settlement. The Company reevaluates these tax positions quarterly and makes adjustments as required. The Company had unrecognized tax benefits of $1.8 million at March 31, 2013 and $1.7 million at December 31, 2012.

The effective tax rate of 4.6% on the loss before income taxes for the quarter ended March 31, 2013 was lower as compared to the 39.9% effective rate on the income before income taxes for the same prior-year period. The decrease is primarily due to the lower tax rate on earnings (losses) in Israel as well as the tax benefit as a result of the realization of the deferred tax liability associated with the amortization of the intangible assets. Also, the federal research credit was reinstated on January 2, 2013, so the entire 2012 credit of approximately $350,000, as well as the credit for the quarter ended March 31, 2013 of $110,000 was recorded in the quarter ended March 31, 2013. The federal research credit had expired on December 31, 2011 and, therefore, was not considered in computing the effective rate for the quarter ended March 31, 2012.